CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

DERIVED INFORMATION   10/22/03

$17,750,000

Classes B-1 and B-2

 Subordinate Bonds Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

(i)     CDR Analysis

Class B-1

The tables below show the Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 200 basis points that can be sustained without a writedown to Class B-1 at various percentages of the Prospectus Prepayment Curve (PPC).  The calculations assume a 40% loss severity, a 12-month lag between default and loss and that the deal stepdown does not occur.

CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

Class B-2

The tables below show the Constant Default Rate (CDR) at (1) spot libor, (2) forward libor (Appendix B) and (3) forward libor + 200 basis points that can be sustained without a writedown to Class B-2 at various percentages of the Prospectus Prepayment Curve (PPC).  The calculations assume a 40% loss severity, a 12-month lag between default and loss and that the deal stepdown does not occur.

CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

(ii)     Loss Vector Analysis

Class B-1

The tables below show the percentage of the Base Loss Vector (Appendix A) at (1) spot libor, (2) forward libor and (3) forward libor + 200 basis points (Appendix B) that can be sustained without a writedown to Class B-1 at various percentages of the Prospectus Prepayment Curve (PPC).  100% of the base loss vector equates to a cumulative loss to maturity on the collateral of 3.00%.  The calculations assume a 40% loss severity, a 12-month lag between default and loss and the deal stepdown does not occur.

CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

Class B-2

The tables below show the percentage of the Base Loss Vector (Appendix A) at (1) spot libor, (2) forward libor and (3) forward libor + 200 basis points (Appendix B) that can be sustained without a writedown to Class B-2 at various percentages of the Prospectus Prepayment Curve (PPC).  100% of the base loss vector equates to a cumulative loss to maturity on the collateral of 3.00%.  The calculations assume a 40% loss severity, a 12-month lag between default and loss and the deal stepdown does not occur.

CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

(ii)

Loss Vector Analysis

Class B-2

The table below shows the percentage of the New Base Loss Vector (Appendix A) at forward libor that can be sustained without a writedown to Classes B-1 and B-2 at 100% of the Prospectus Prepayment Curve (PPC).  100% of the base loss vector equates to a cumulative loss to maturity on the collateral of 5.25%.  The calculations assume a 40% loss severity, no lag between default and loss and the deal stepdown does not occur.

CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

Appendix A

100% of Base Loss Vector = 3.00% cumulative losses

Loss Distribution:

Year	Baseline Cumulative Default Vector	New Baseline Cumulative Default Vector
0	0.000%	0.000%
1	0.000%	0.000%
2	1.500%	1.500%
3	3.375%	9.000%
4	4.875%	10.500%
5	6.375%	12.000%
6	7.125%	12.750%
7	7.500%	13.125%

Prepayment Assumption:

100% Prospectus Prepayment Curve:

-

ARMs :   6.00% CPR ramped to 28.00% CPR over 18 months

-

Fixed :   4.00% CPR ramped to 20.00% CPR over 12 months

CSFB     CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

Appendix B

Forward Libor: